UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):     October 13, 2014

              BOWL AMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	01-7829	54-0646173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  6446 Edsall Road, Alexandria, VA 22312

(Address of principal executive offices, including zip code)

           (703) 941-6300

(Registrant’s telephone number, including area code)

           Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01              Changes in Registrant’s Certifying Accountant.

(a)

On October 13, 2014, the Audit Committee of the Board of Directors of Bowl America Incorporated (the “Company”) dismissed Aronson, LLC the Company’s independent certified public accounting firm effective October 13, 2014.

The audit reports of Aronson, LLC on the Company’s consolidated financial statements as of and for the fiscal years ended June 29, 2014 and June 30, 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended June 29, 2014 and June 30, 2013 and through the date of this Current Report, there were: (1) no disagreements between the Company and Aronson, LLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Aronson, LLC, would have caused Aronson, LLC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Aronson, LLC a copy of the disclosures in this Form 8-K and has requested that Aronson, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Aronson, LLC agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Aronson, LLC in response to that request is filed as Exhibit 16.1 to this report.

(b)

On October 13, 2014, the Audit Committee of the Board of Directors of Bowl America Incorporated engaged the independent accounting firm of MN Blum LLC to serve as its independent certified public accounting firm effective October 13, 2014. During the two most recent fiscal years and through October 13, 2014, neither the Company nor anyone on its behalf consulted with MN Blum LLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that MN Blum LLC concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii)

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K; or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01(d)         Financial Statements and Exhibits.

Exhibit 16.1     Letter dated October 21, 2014, from Aronson, LLC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWL AMERICA INCORPORATED

Date October 22, 2014	By:	/s/ Leslie H. Goldberg
Leslie H. Goldberg
President

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